Exhibit 10.9A
AMERICAN PUBLIC EDUCATION, INC.
AMENDMENT AND JOINDER AGREEMENT
TO THE
AUGUST 2, 2005, AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT
AS OF OCTOBER 31, 2005

AMENDMENT AND JOINDER AGREEMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
     THIS AMENDMENT AND JOINDER AGREEMENT (this “Agreement”) is entered into as of October 31, 2005, by and among (i) American Public Education, Inc., a Delaware corporation (the “Company”) (ii) ABS Capital Partners IV, L.P., a Delaware limited partnership, ABS Capital Partners IV-A, L.P., a Delaware limited partnership, ABS Capital Partners IV Offshore, L.P., a Cayman Islands exempt limited partnership, ABS Capital Partners IV Special Offshore, L.P., a Cayman Islands exempt limited partnership, Camden Partners Strategic Fund III, L.P., a Delaware limited partnership, and Camden Partners Strategic Fund III-A, L.P., a Delaware limited partnership (collectively, the “Original Parties”), and (iii) the stockholders identified on Schedule I hereto (the “New Investors”), and amends and causes the New Investors to join that certain Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) entered into as of August 2, 2005 by and among each of the Company and the Original Parties. A copy of the Registration Agreement is attached hereto as Exhibit A and is incorporated herein by reference.
     WHEREAS, on August 2, 2005, the Original Parties acquired an aggregate of 806,448 shares of Class A Common Stock of the Company from the Company pursuant to a Stock Purchase Agreement dated August 2, 2005 and in exchange for previously outstanding shares of the Company’s Series A Convertible Preferred Stock;
     WHEREAS, on the date hereof, the New Investors have acquired an aggregate of 35,000 shares of Class A Common Stock of the Company from the Company pursuant to a Stock Purchase Agreement dated October 31, 2005;
     WHEREAS, the Company, the Original Parties and the New Investors desire to enter into this Agreement in order to cause the New Investors to become a party to the Registration Rights Agreement with the rights and obligations of a Holder thereunder; and
     WHEREAS capitalized terms used in this Agreement shall have the meanings ascribed to them in the Registration Rights Agreement.
     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. JOINDER
     The New Investors shall have and perform all of the obligations and be entitled to all of the benefits of an Investor under the Registration Rights Agreement.
2. AMENDMENT
     The last sentence of Section 3.1 of the Registration Rights Agreement, which begins “In addition to the foregoing,                    ,“shall be amended and restated in its entirety, as follows:
In addition to the foregoing, no amendment to this Agreement that would materially and adversely modify a party’s rights or obligations hereunder in a manner different than the rights or obligations of the other parties hereto will be effective without the consent of that party.
3. MISCELLANEOUS
     3.1 This Agreement shall act as a counterpart signature to the Registration Rights Agreement.
     3.1 This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.
     3.2 This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware (excluding the choice of law rules thereof).
     3.3 To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

Signature page to the
Amendment and Joinder Agreement
to the Amended and Restated
Registration Rights Agreement
     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment and Joinder Agreement to the Amended and Restated Registration Rights Agreement, or have caused this Amendment and Joinder Agreement to the Amended and Restated Registration Rights Agreement to be duly executed on their behalf, as of the day and year first set forth above.

AMERICAN PUBLIC EDUCATION, INC.

By:

Wallace E. Boston, Jr., Chief Executive Officer

ABS CAPITAL PARTNERS IV, L.P.
By: ABS Partners IV, L.L.C.
Its General Partner

By: /s/ Phillip A. Clough

Name: Phillip A. Clough
Title: Managing Member

ABS CAPITAL PARTNERS IV-A, L.P.
By: ABS Partners IV, L.L.C.
Its General Partner

By: /s/ Phillip A. Clough

Name: Phillip A. Clough
Title: Managing Member

ABS CAPITAL PARTNERS IV OFFSHORE L.P.
By: ABS Partners IV, L.L.C.
Its General Partner

By: /s/ Phillip A. Clough

Name: Phillip A. Clough
Title: Managing Member

ABS CAPITAL PARTNERS IV SPECIAL OFFSHORE L.P.
By: ABS Partners IV, L.L.C.
Its General Partner

By: /s/ Phillip A. Clough

Name: Phillip A. Clough Title: Managing Member

Signature page to the
Amendment and Joinder Agreement
to the Amended and Restated
Registration Rights Agreement

CAMDEN PARTNERS STRATEGIC FUND III, L.P.
By: Camden Partners Strategic III, LLC
Its General Partner

By: Camden Partners Strategic Manager, LLC Its Managing Member

By: /s/ Donald W. Hughes

Name: Donald W. Hughes
Title: Member

CAMDEN PARTNERS STRATEGIC FUND III-A, L.P.
By: Camden Partners Strategic III, LLC
Its General Partner

By: Camden Partners Strategic Manager, LLC
Its Managing Member

By: /s/ Donald W. Hughes

Name: Donald W. Hughes
Title: Member

Signature page to the
Amendment and Joinder Agreement
to the Amended and Restated
Registration Rights Agreement

HOWARD COX

/s/ Howard Cox

Signature page to the
Amendment and Joinder Agreement
to the Amended and Restated
Registration Rights Agreement

WOODBROOK CAPITAL INVESTORS 2, LLC

By: /s/ Earl Linehan

Name: Earl Linehan
Title: Managing Member

BONSAL CAPITAL, LLC

By: /s/ Frank A. Ronald, Jr.

Name: Frank A. Ronald, Jr.
Title:

HARDIMAN FAMILY LIMITED PARTNERSHIP

By: /s/ Joseph R. Hardiman

Name: Joseph R. Hardiman
Title: President, McHardy Corp., General Partner

SCHEDULE I
TO AMENDMENT AND JOINDER AGREEMENT TO THE
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
DATED AS OF OCTOBER 31, 2005

Investor	Address
Howard Cox	c/o Greylock
880 Winter Street
Waltham, Ma. 02451

Woodbrook Capital Investors 2, LLC	515 Fairmount Avenue, Suite 400
Towson, MD 21286
Attention: Earl Linehan, Managing Member

Bonsal Capital LLC	c/o NEA
1119 St. Paul Street
Baltimore, MD 21202

Hardiman Family Limited Partnership	8 Bowen Mill Road
Baltimore, MD 21212

EXHIBIT A
TO AMENDMENT AND JOINDER AGREEMENT TO THE
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
DATED AS OF OCTOBER 31, 2005
[REGISTRATION RIGHTS AGREEMENT ATTACHED]